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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (earliest event reported) May 22, 2001




                        TELESERVICES INTERNET GROUP INC.
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             (Exact name of registrant as specified in its charter)




          Florida                     33-11059-A                59-2773602
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)



 100 Second Avenue South, Suite 1000, St. Petersburg, Florida       33701
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:       (727) 897-4036
                                                   ----------------------------



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         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant engaged the accounting firm of Schumacher & Associates, Inc. to serve as the Registrant's new principal independent accountant. Schumacher & Associates, Inc. replaces BDO Seidman LLP as the Registrant's principal auditor.

         The dismissal of the firm of BDO Seidman LLP was approved by the Board of Directors of the Registrant on May 22, 2001.

         BDO Seidman LLP had been engaged on June 27, 2000. The former accountant never provided an audit report on the financial statements of the Registrant.

         During the two most recent fiscal years and the subsequent interim period preceding the resignation of BDO Seidman LLP, there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement(s), if any, in connection with its reports.

         The firm of Schumacher & Associates, Inc. was engaged by the Board of Directors as the new certifying accountants on May 22, 2001. Schumacher & Associates, Inc. had been the Registrant's principal independent accountant for several years prior to the engagement of BDO Seidman LLP in 2000.

         A letter addressed to the Securities and Exchange Commission from the former accountant stating its agreement with the disclosures made in this filing is filed as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.       Description


            16.5 Letter on change in certifying accountant from BDO Seidman LLP, dated May 24, 2001 (Filed herewith.)




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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TELESERVICES INTERNET GROUP INC.


                                        By:      /s/ Paul W. Henry
                                           -----------------------------------
                                                 Paul W. Henry, CEO

Date:  May 24, 2001




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                                  EXHIBIT INDEX



Exhibit
Number            Description
-------           -----------
  16.5            Letter on change in certifying accountant from BDO Seidman
                  LLP, dated May 24, 2001 (Filed herewith.)